SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  August 1, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                1-32532                                 20-0865835
        (Commission File Number)                     (I.R.S. Employer
                                                    Identification No.)

 50 E. RiverCenter Boulevard, Covington, Kentucky        41012-0391
      (Address of principal executive offices)           (Zip Code)

    P.O. Box 391, Covington, Kentucky                    41012-0391
            (Mailing Address)                            (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On August 1, 2005, Ashland Inc. (the "Company") sent a notice to the Company's executive officers and directors informing them that the blackout period relating to the Company's 401(k) plan, which was expected to end during the week that started July 24, 2005, was being extended with a new expected end during the week that starts August 14, 2005. The notice, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, was provided by the Company to its executive officers and directors in accordance with Section 306 of the Sarbanes-Oxley Act of 2002.

During the blackout period and for a period of two years thereafter, a security holder or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the 401(k) blackout period by contacting Ron Griffith, c/o Ashland Inc. at the following address: 3499 Blazer Parkway, Lexington, KY 40509 (Tel: (859) 357-7314; rrgriffith@ashland.com).

Item 8.01.  Other Events

The Company expects to hold its annual meeting of shareholders on January 26, 2006 (the "2006 Annual Meeting").

Shareholders interested in presenting a proposal for consideration at the 2006 Annual Meeting may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company's By-laws.

In order for shareholder proposals intended to be presented at the 2006 Annual Meeting to be eligible for inclusion in the Company's proxy statement and the form of proxy for the 2006 Annual Meeting, pursuant to Rule 14a-8 under the Exchange Act, they must be received by the Company's Secretary a reasonable time before the Company begins to print and mail its proxy materials for the meeting.

The Company expects to begin printing and mailing proxy material in early December 2005, and will include shareholder proposals submitted by September 1, 2005 in its proxy statement and form of proxy for the 2006 Annual Meeting. Shareholder proposals submitted after that date shall be excluded, unless otherwise required to be included pursuant to Rule 14a-8 under the Exchange Act, the rules and regulations of the Securities and Exchange Commission and other applicable laws.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

         99.1 Important Notice to Directors and Executive Officers Regarding the Prohibition of Your Ability To Purchase or Sell Ashland Inc. Securities Under the Sarbanes-Oxley Act of 2002 Second Update

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ASHLAND INC.
                               -------------------------------------------
                                         (Registrant)



Date:  August 1, 2005                 /s/ David L. Hausrath
                              --------------------------------------------
                              Name:     David L. Hausrath
                              Title:    Senior Vice President, General Counsel
                                        and Secretary

                               EXHIBIT INDEX


         99.1 Important Notice to Directors and Executive Officers Regarding the Prohibition of Your Ability To Purchase or Sell Ashland Inc. Securities Under the Sarbanes-Oxley Act of 2002 Second Update